Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Investools Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee K. Barba, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

/s/ LEE K. BARBA
Lee K. Barba
Chief Executive Officer
May 10, 2007